EHXIBIT 99.1


                              SMHL Global Fund No.6

For Distribution Date: 11/9/2004

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                                 Beginning                                                              Ending         Outstanding
Class          Original           Period          Principal         Interest           Total            Period          Principal
               Balance        Invested Amount    Distribution      Distribution     Distribution   Invested Amount       Balance
-------   ----------------    ---------------   -------------    ---------------  ---------------  ----------------   --------------
A                      USD                USD              USD              USD               USD               USD              USD
          1,000,000,000.00     861,115,622.00    84,469,455.55     4,115,175.88     88,584,631.43    776,646,166.45   776,646,166.45
B                      AUD                AUD              AUD              AUD               AUD               AUD              AUD
             26,600,000.00      26,600,000.00             0.00       407,978.41        407,978.41     26,600,000.00    26,600,000.00
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              Bond       Current Pass
  Class      Factor     Through Rates*
-------   ------------  --------------
A         $0.776646166     1.87000%        * Based on a LIBOR of:  1.71000%
B         $1.000000000     5.77130%        * Based on a BBSW of:  5.43500%
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AMOUNTS PER $1,000 UNIT
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                                                                  Ending
           Principal          Interest          Total             Period
Class     Distribution      Distribution     Distribution         Balance
-----   ---------------   --------------   ---------------    ------------------
A       USD 84.46945554   USD 4.77888889   USD 89.24834443    USD 776.64616646
B       AUD   0.0000000   AUD 15.3375342    AUD 15.3375342   AUD 1,000.0000000
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Quarterly
Principal               Scheduled
Distribution            Principal           Prepayments        Liquidations       Insurance Proceeds          Total
------------            ---------           -----------        ------------       ------------------          -----
Class A             USD 5,406,470.59    USD 79,062,984.95           USD 0.00               USD 0.00     USD 84,469,455.54
Per $1000 unit        USD 5.40647059      USD 79.06298495     USD 0.00000000         USD 0.00000000       USD 84.46945554

Class B                AUD 0.0000000        AUD 0.0000000      AUD 0.0000000          AUD 0.0000000         AUD 0.0000000
Per $1000 unit         AUD 0.0000000        AUD 0.0000000      AUD 0.0000000          AUD 0.0000000         AUD 0.0000000
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Collateral Distributions                 Current Period            Since Inception         Current Period          Since Inception
------------------------                 --------------            ---------------         --------------          ---------------
Beginning Collateral Balance          AUD 1,173,225,328.90      AUD 1,358,157,922.77    USD 881,092,222.00       SD 1,019,976,600.00
-Scheduled Principal Payments                 7,199,028.75             15,857,302.87          5,406,470.59             11,908,834.46
-Unscheduled Principal Payments             110,923,312.91            293,674,724.28         83,303,408.00            220,549,717.93
+Principal Redraws                            5,646,368.90             12,123,460.52          4,240,423.04              9,104,718.85
-Insurance Proceeds                                   0.00                      0.00                  0.00                      0.00
-Liquidation Proceeds                                 0.00                      0.00                  0.00                      0.00
-Realized Losses from Liquidations                    0.00                      0.00                  0.00                      0.00
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Ending Collateral Balance             AUD 1,060,749,356.14      AUD 1,060,749,356.14    USD 796,622,766.45        USD 796,622,766.46
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Outstanding Mortgage Information              Period               Since Inception        Period                   Since Inception
--------------------------------              ------               ---------------        ------                   ---------------
Outstanding Principal Balance
  - Fixed rate housing loans            AUD 255,890,922.37        AUD 280,179,659.60      USD 192,174,082.70      USD 210,414,924.36
Outstanding Principal Balance
  - Variable rate housing loans         AUD 804,858,433.77        AUD 893,045,669.30      USD 604,448,683.76      USD 670,677,297.64
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Total Outstanding Principal Balance   AUD 1,060,749,356.14      AUD 1,173,225,328.90      USD 796,622,766.46      USD 881,092,222.00
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Quarterly Interest Collections Waterfall                        AUD                      USD
----------------------------------------                        ---                      ---
Interest Collections
--------------------
Gross Interest Income Received from Mortgages           AUD 18,585,955.78        USD 13,958,052.79
Payments from/(to) Fixed/Floating Swap Provider               (54,408.03)              (40,860.43)
Payments from/(to) Currency Swap Provider                 (11,200,178.26)           (8,411,333.88)
Interest Income received from Cash holdings                    461,907.16               346,892.28
Principal Draws                                                      0.00                     0.00
Liquidity Facility Draws                                             0.00                     0.00
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Net proceeds available for Interest Waterfall            AUD 7,793,276.54         USD 5,852,750.76
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Distribution of Interest Collections
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Trustee's fee and Expenses                               AUD 1,896,610.05         USD 1,424,354.15
Interest Carryforward paid to A                                      0.00                     0.00
Current Interest due to A                                   16,679,773.31            12,526,509.76
Payments from swap provider due to A                      (11,200,178.26)           (8,411,333.88)
Interest Carryforward paid to Class B                                0.00                     0.00
Current Interest due to Class B                                407,978.41               306,391.79
Other                                                            5,487.62                 4,121.20
Deposit into Cash Collateral Account                                 0.00                     0.00
Reimbursement of Principal Draws                                     0.00                     0.00
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Total Distributions of Interest Collections              AUD 7,789,671.13         USD 5,850,043.02
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Outstanding Deferred Management Fees                         AUD 3,605.51             USD 2,707.74
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Quarterly Principal Collections Waterfall             Period            Since Inception           Period             Since Inception
-----------------------------------------             ------            ---------------           ------             ---------------
Principal Collections
---------------------
Principal Collections from
  outstanding mortgage loans                     AUD 118,122,341.66    AUD 309,532,027.15    USD 88,709,878.59   USD 232,458,552.39
Principal Redraws from outstanding
  mortgage loans                                      (5,646,368.90)       (12,123,460.52)       (4,240,423.04)       (9,104,718.85)
Recoveries from previously
  charged off mortgage loans                                   0.00                  0.00                 0.00                 0.00
Other                                                          0.00                  0.00                 0.00                 0.00
Less: Principal Draws for
  Interest Waterfall                                           0.00                  0.00                 0.00                 0.00
Plus: Reimbursement of Principal
  Draws from Interest Waterfall                                0.00                  0.00                 0.00                 0.00
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Net proceeds available for
  Principal Waterfall                            AUD 112,475,972.76    AUD 297,408,566.63    USD 84,469,455.55   USD 223,353,833.54
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Outstanding Shortfalls and Chargeoffs                 Period              Period
-------------------------------------                 ------              ------
Principal Draws for Interest Waterfall                AUD 0.00          USD 0.00
Class A Interest Shortfall                                0.00              0.00
Accrued Interest on Class A Interest Shortfall            0.00              0.00
Class B Interest Shortfall                                0.00              0.00
Accrued Interest on Class B Interest Shortfall            0.00              0.00
Class A Charge Offs                                       0.00              0.00
Class A Carry Over Charge Offs                            0.00              0.00
Class B Charge Offs                                       0.00              0.00
Class B Carry Over Charge Offs                            0.00              0.00
Redraw Charge Offs                                        0.00              0.00
Redraw Carry Over Charge Offs                             0.00              0.00
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Realized Loss Information                                                  Period     Since Inception     Period     Since Inception
-------------------------                                                  ------     ---------------     ------     ---------------
Realized Loss on Class A Bonds before Mortgage insurance                  AUD 0.00       AUD 0.00        USD 0.00        USD 0.00
Realized Loss on Class B Bonds before Mortgage insurance                  AUD 0.00       AUD 0.00        USD 0.00        USD 0.00
Realized Loss on Redraw Funding Facility before Mortgage insurance        AUD 0.00       AUD 0.00        USD 0.00        USD 0.00
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Realized Loss on Class A Bonds after Mortgage insurance                   AUD 0.00       AUD 0.00        USD 0.00        USD 0.00
Realized Loss on Class B Bonds after Mortgage insurance                   AUD 0.00       AUD 0.00        USD 0.00        USD 0.00
Realized Loss on Redraw Funding Facility after Mortgage insurance         AUD 0.00       AUD 0.00        USD 0.00        USD 0.00
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Cash Collateral Account                                             AUD                    USD
-----------------------                                             ---                    ---
Beginning Cash Collateral Account Balance                    AUD 3,395,395.00       USD 2,549,941.65
+Interest Earned on Cash Collateral Account                         44,353.35              33,309.37
+Deposit from Interest Collections Waterfall                             0.00                   0.00
-Current Period's Cash Collateral Account Draws                    462,331.37             347,210.86
-Current Period's Release to cash collateral provider               44,353.35              33,309.37
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Ending Cash Collateral Account Balance                       AUD 2,933,063.63       USD 2,202,730.79
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Required Cash Collateral Account Balance                     AUD 2,651,873.39       USD 1,991,556.92
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Delinquency Information                      # of Loans   Percentage of Pool   Loan Balance    % of Pool
-----------------------                      ----------   ------------------   ------------    ---------
31-60 Days                                       10             0.08%          2,434,673.66      0.23%
61-90 Days                                        2             0.02%            276,541.36      0.03%
90+ Days (excluding Loans in Foreclosures)        2             0.02%           96,389.56        0.01%
Loans in Foreclosure                              0             0.00%                  -         0.00%
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Total                                            14             0.12%          2,807,604.58      0.26%
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Prepayment Information          Three Month CPR         Life
----------------------          ---------------         ----
                                    28.62%             36.40%
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